UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 4, 2023
INVENTRUST PROPERTIES CORP.
(Exact Name of Registrant as Specified in its Charter)

Maryland	001-40896	34-2019608
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3025 Highland Parkway
Downers Grove, Illinois 60515
(Address of Principal Executive Offices)
(855) 377-0510
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value	IVT	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On May 5, 2023, following approval by the stockholders of InvenTrust Properties Corp. (the “Company”) at the Annual Meeting (as defined below), the Company filed Articles of Amendment to the Company’s charter (the “Charter Amendment”) with the State Department of Assessments and Taxation of Maryland (the “SDAT”) in order to provide the board of directors of the Company (the “Board”) and stockholders with the concurrent power to amend the Company’s bylaws. The Charter Amendment became effective upon filing. The foregoing description of the changes contained in the Charter Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Charter Amendment, a copy of which is attached hereto as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Effective upon the filing and acceptance of the Charter Amendment by SDAT and acting upon the recommendation of the Nominating and Corporate Governance Committee, the Board approved and adopted an amendment and restatement of the Company’s Third Amended and Restated Bylaws (as so amended and restated, the “Amended Bylaws”). The amendments address the universal proxy rules adopted by the U.S. Securities and Exchange Commission by clarifying that no person may solicit proxies in support of a director nominee other than the Board’s nominees, unless such person has complied with Rule 14a-19 under the Securities Exchange Act of 1934, as amended, including applicable notice and solicitation requirements. Further, any stockholder directly or indirectly soliciting proxies from other stockholders must use a proxy card color other than white, with the white proxy card being reserved for exclusive use by the Board.

The amendments also provide the Board and stockholders with the concurrent power to amend the bylaws, in connection with the Charter Amendment and provide that the Company may not opt into the Maryland Business Combination Act or Maryland Control Share Acquisition Act without stockholder approval. Further, the Amended Bylaws require proposed nominees and the proposing stockholder to provide certain certifications and representations to the Company, including that the proposed nominee agrees to serve on the Board if elected and will notify the Company if the proposed nominee becomes unwilling or unable to serve. Additionally, the Amended Bylaws provide that disclosures included in a stockholder’s notice of director nominations or business proposals be updated so that they are accurate as of the stockholder meeting record date and as of ten business days prior to the stockholder meeting date. The Amended Bylaws prohibit a stockholder from nominating more individuals than there are directors to be elected and prohibit the substitution or replacement of a proposed nominee following the expiration of the applicable deadline. The amendments also include certain other technical, conforming, modernizing and clarifying changes to the Amended Bylaws.

The foregoing description of the changes contained in the Amended Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended Bylaws, a copy of which is attached here to as Exhibit 3.2 to this Current Report on 8-K and is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.
On May 4, 2023, the Company held its 2023 Annual Meeting of Stockholders (the “Annual Meeting”) at which stockholders voted on Proposals 1, 2, 3, 4, 5 and 6 as described in the Company’s definitive proxy statement on Schedule 14A.
1. The stockholders voted on Proposal 1, electing the nine nominees named below to serve as directors until the next annual meeting of stockholders and until their successors are duly elected and quality. The final results of the election of directors were as follows:

Nominee	For	Withhold	Broker Non-Votes
Stuart Aitken	34,245,203	1,052,248	10,408,275
Amanda Black	34,495,376	802,075	10,408,275
Daniel J. Busch	34,473,334	824,117	10,408,275
Thomas F. Glavin	33,270,757	2,026,694	10,408,275
Scott A. Nelson	34,475,057	822,394	10,408,275
Paula J. Saban	33,753,726	1,543,725	10,408,275
Smita N. Shah	34,469,286	828,165	10,408,275
Michael A. Stein	34,406,432	891,019	10,408,275
Julian E. Whitehurst	34,471,490	825,961	10,408,275

2. Next, the stockholders voted on and approved Proposal 2, ratifying the selection of KPMG LLP to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2023. The final results for the approval of Proposal 2 were as follows:

For	Against	Abstain	Broker Non-Votes
44,516,647	944,251	244,828	0

3. Additionally, the stockholders voted on and approved Proposal 3, approving, on an advisory non-binding basis, a resolution approving the compensation of our named executive officers (“say-on-pay”). The final results for the approval of Proposal 3 were as follows:

For	Against	Abstain	Broker Non-Votes
33,033,022	1,897,834	366,595	10,408,275

4. Next, the stockholders voted on and approved Proposal 4, approving, on a non-binding advisory basis, a one-year frequency for future say-on-pay votes. The final results for the approval of Proposal 4 were as follows:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
33,764,924	127,627	1,030,335	374,565	N/A

In light of the outcome of our advisory vote on the frequency for future say-on-pay votes, the Board has determined that the Company will hold an annual say-on-pay vote until the next required vote on the frequency of future stockholder votes on executive compensation, as required pursuant to Section 14A of the Securities and Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

5. Next, the stockholders voted on and approved Proposal 5, approving the InvenTrust Properties Corp. 2023 Employee Stock Purchase Plan. The final results for the approval of Proposal 5 were as follows:

For	Against	Abstain	Broker Non-Votes
34,460,950	594,445	242,104	10,408,275

6. Finally, the stockholders voted on and approved Proposal 6, approving an amendment of our charter to provide our stockholders with the concurrent power to amend our bylaws. The final results for the approval of Proposal 6 were as follows:

For	Against	Abstain	Broker Non-Votes
34,674,950	424,273	198,228	10,408,275

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Articles of Amendment of InvenTrust Properties Corp.
3.2	Fourth Amended and Restated Bylaws of InvenTrust Properties Corp.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVENTRUST PROPERTIES CORP.

Date: May 8, 2023	By:	/s/ Christy L. David
		Name:	Christy L. David
		Title:	Executive Vice President, Chief Operating Officer, General Counsel & Secretary